UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 26, 2001


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


         000-26169                                         94-2756657
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(Commission File Number)                   (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                    94710
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(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code        (510) 644-1170
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On June 26, 2001, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference, that it has agreed to sell 3,000,000 common shares for net proceeds of $43,312,500. The Company entered into an underwriting agreement with the underwriters named therein, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated June 26, 2001.

2. Underwriting Agreement dated as of June 26, 2001 by and between XOMA Ltd. and the several underwriters named therein.





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                                      -2-

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2001               XOMA LTD.



                                    By:    /s/ Christopher J. Margolin
                                           -------------------------------------
                                           Christopher J. Margolin
                                           Vice President, General
                                           Counsel and Secretary




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                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated June 26, 2001.

2. Underwriting Agreement dated as of June 26, 2001 by and between XOMA Ltd. and the several underwriters named therein.